                                                                   EXHIBIT 10.18


                        DEFERRED COMPENSATION AGREEMENT
                        -------------------------------

          THIS DEFERRED COMPENSATION AGREEMENT (this "Agreement") is made and
                                                      ---------
entered into as of May 5, 1998, by and among Jeffrey J. Brothers (the

"Executive"), Alliance Laundry Holdings LLC (f/k/a Raytheon Commercial Laundry
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LLC), a Delaware limited liability company ("Holdings") and Alliance Laundry
                                             --------
Systems LLC, a wholly-owned subsidiary of Holdings and a Delaware limited liability company (the "Company"). Any capitalized terms used herein and not
                        -------
otherwise defined shall have the meaning assigned to them in Section 5 hereof.

          WHEREAS, reference is made to a certain Agreement and Plan of Merger (the "Merger Agreement"), dated February 21, 1998, by and among Holdings,
      ----------------
Raytheon Company, Bain/RCL, L.L.C., a Delaware limited liability company, and RCL Acquisitions, L.L.C., a Delaware limited liability company ("MergeCo"),
                                                                 -------
pursuant to which MergeCo merged with and into Holdings (the "Merger") with
                                                              ------
Holdings being the surviving entity;

          WHEREAS, Executive and Holdings are parties to a certain Letter Agreement (the "Letter Agreement"), dated as of September 30, 1997, pursuant to
                ----------------
which Holdings agreed to pay Executive, upon certain terms and conditions, various bonus payments; and

          WHEREAS, Executive, Holdings and the Company wish to declare null and void paragraph 2 of the Letter Agreement, and all other provisions of the Letter Agreement relating to such paragraph 2, and replace the provisions thereto in their entirety with the terms and provisions described herein, which such provisions are intended to provide deferred compensation to the Executive.

          NOW THEREFORE, in consideration for the continued employment of the Executive by the Company on and after the date hereof and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

          1.   Deferred Compensation Benefit. Subject to the provisions in
               -----------------------------
paragraphs 2 and 3 hereof, as of the date ten (10) years after the date hereof (the "Deferred Date"), the Company will pay the Executive (or his beneficiary in
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the event of his death) a lump sum (the "Benefit Amount") equal to (i) the Bonus
                                         --------------
Amount plus (ii) an interest factor of 5.94% per annum, compounding annually,
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from the date hereof until payment hereunder, regardless of whether the
Executive is employed by the Company as of such date; provided that, with
                                                      -------- ----
respect to the Bonus Amount, the interest factor shall accrue regarding the amounts in clauses (ii) and (iii) of the definition thereof only as of the date such amounts are earned.

          2.   Sale of Holdings or Death or Total Permanent Disability.  If (i)
               --------------------------------------------------------
there is a consummation of a Sale of Holdings or (ii) the Executive dies or becomes totally and permanently disabled (certified to the satisfaction of the Company) at such time that the Executive is employed by the Company, then the Benefit Amount otherwise payable under paragraph 1 above shall become immediately due and payable as of the date of the consummation of a Sale of Holdings or such Executive's death or total disability.

          3.   Termination of Employment.  If prior to the Deferred Date
               -------------------------
Executive ceases to be employed by the Company for any reason, then the Benefit Amount otherwise payable under paragraph 1 above shall become due and payable on the 45th day after the Termination Date.

          4.   Designation of Beneficiaries.  The Executive may name any Person
               ----------------------------
(who may be named concurrently, contingently or successively) to whom the Benefit Amount under this Agreement is to be paid if the Executive dies before the Benefit Amount is fully distributed. Each such beneficiary designation will revoke all prior designations by the Executive, shall not require the consent of any previously named beneficiary, shall be in a form prescribed by the Company and will be effective only when filed with the Company during the Executive's lifetime. If the Executive fails to designate a beneficiary before his death, as provided in this paragraph, or if the beneficiary designated by the Executive dies before the date of the Executive's death or before complete payment of the Benefit Amount, the Company, in its discretion, may pay the Benefit Amount to either (i) one or more of the Executive's relatives by blood, adoption or marriage and in such proportions as the Company determines, or (ii) the legal representative or representatives of the estate of the last to die of the Executive and his designated beneficiary. Notwithstanding the foregoing, if the Executive is married, the Executive's spouse must consent in writing to the designation of any Person as beneficiary other than the spouse.

          5.   Definitions.
               -----------

          "Board" means the Board of Directors of the Company.
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          "Bonus Amount" shall equal (i) $30,750, plus (ii) $30,750 upon the
           ------------                           ----
     earlier of the occurrence of a Sale of Holdings, the death or total and permanent disability of Executive or October 20, 1998, if the Executive is still employed by the Company on any such date, and plus (iii) $61,500
                                                         ----
     upon the earlier of the occurrence of a Sale of Holdings, the death or total and permanent disability of Executive or October 20, 1999, if Executive is still employed by the Company on any such date.

          "Class A Units" means the Class A Common Units of Holdings.
           -------------

          "Class B Units" means the Class B Common Units of Holdings.
           -------------

          "Class C Units" means the Class C Common Units of Holdings.
           -------------

          "Class L Units" means the Class L Common Units of Holdings.
           -------------

          "Cause" means  (i) the commission of a felony or a crime involving
           -----
     moral turpitude or the commission of any other act or omission involving dishonesty, disloyalty or fraud, (ii) conduct tending to bring the Company or any of its Subsidiaries into public disgrace or disrepute, (iii) failure to accept and cooperate with actions and initiatives assigned to the Executive by the Board or Chief Executive Officer of the Company, (iv) gross negligence or willful misconduct with respect to the Company or any of its Subsidiaries or (v) any breach of this Agreement.

          "Common Units" means, collectively, Class A Units, Class L Units, the
           ------------
     Class B Units, the Class C Units and any other common units authorized by Holdings.

          "ERISA" means the Employee Retirement Income Security Act of 1974, as
           -----
     amended, and the rules and regulations promulgated thereunder.

          "Investors" means Bain/RCL, L.L.C.
           ---------

          "Operating Agreement" means the limited liability company agreement of
           -------------------
     Holdings.

          "Person" means an individual, a partnership, a corporation, a limited
           ------
     liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization, a governmental entity or any department, agency or political subdivision thereof or any other entity or organization.

          "Public Sale" means any sale pursuant to a registered public offering
           -----------
     under the Securities Act or any sale to the public pursuant to Rule 144 promulgated under the Securities Act effected through a broker, dealer or market maker.

          "Sale of Holdings" means (i) any sale of all or substantially all (as
           ----------------
     defined in the Model Business Corporation Act) of the assets of Holdings and its subsidiaries on a consolidated basis in one transaction or series of related transactions, (ii) any sale of all or substantially all of the Common Units in one transaction or series of related transactions, excluding any sales of Common Units in a Public Sale or (iii) a merger or consolidation which accomplishes one of the foregoing; provided that the
                                                            --------
     transactions contemplated by the Merger Agreement do not constitute a Sale of Holdings.

          "Securities Act" means the Securities Act of 1933, as amended from
           --------------
     time to time.

          "Subsidiary" means, with respect to any Person, any corporation,
           ----------
     partnership, limited liability company, association or other business entity of which (i) if a corporation, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof, or (ii) if a partnership, limited liability company, association or other business entity, a majority of the partnership or other similar ownership interest thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more Subsidiaries of that Person or a combination thereof. For purposes hereof, a Person or Persons shall be deemed to have a majority ownership interest in a partnership, limited liability company, association or other business entity if such Person or Persons shall be allocated a majority of partnership, limited liability company, association or other business entity gains or losses or shall be or control the managing director, managing member, manager or a general partner of such partnership, limited liability company, association or other business entity.

          "Termination Date" means the date that Executive ceases to be employed
           ----------------
     by the Company for any reason.

          6.     Administration of this Deferred Compensation Arrangement.  The
                 --------------------------------------------------------
deferred compensation arrangement set forth under this Agreement shall be administered by the Company.

The Company's duties and authority under this arrangement shall include (i) the interpretation of the provisions of this Agreement, (ii) the adoption of any rules and regulations which may become necessary or advisable in the operation of this arrangement, (iii) the making of such determinations as may be permitted or required pursuant to this arrangement, and (iv) the taking of such other actions as may be required for the proper administration of this arrangement in accordance with its terms. Any decision of the Company with respect to any matter within the authority of the Company shall be final, binding and conclusive upon the Executive, beneficiary, and each Person claiming under or through the Executive, and no additional authorization or ratification by the unitholders or the Executive shall be required. Any action by the Company with respect to any one or more other executives under similar agreements shall not be binding on the Company as to any action to be taken with respect to the Executive. Each determination required or permitted under this Agreement shall be made by the Company in the sole and absolute discretion of the Company.

          7.   Action by Company.   Any action required or permitted by the
               -----------------
Company under this Agreement shall be by resolution of the Board or by a duly authorized committee of the Board, or by a person or persons authorized by resolution of the Board or such committee.

          8.   Amendment.  This Agreement may not be canceled, changed,
               ---------
modified, or amended orally, and no cancellation, change, modification or amendment hereof shall be effective or binding unless in a written instrument signed by Holdings, the Company and Executive. A provision of this Agreement may be waived only by a written instrument signed by the party against whom or which enforcement of such waiver is sought.

          9.   No Waiver.  The failure at any time of Holdings, the Company or
               ---------
Executive to require the performance by the other of any provision of this Agreement shall in no way affect the full right of such party to require such performance at any time thereafter, nor shall the waiver by Holdings, the Company or Executive of any breach of any provision of this Agreement be taken or held to constitute a waiver of any succeeding breach of such or any other provision of this Agreement.

          10.  Withholding for Taxes.  Notwithstanding anything contained in
               ---------------------
this Agreement to the contrary, the Company shall withhold from any distribution made pursuant to this Agreement such amount or amounts as may be required for purposes of the Company complying with the tax withholding provisions of the Internal Revenue Code of 1986, as amended, or any state tax act for purposes of paying any income, estate, inheritance or other tax attributable to any amounts distributable under this Agreement.

          11.  Assignment.  This Agreement is binding on and for the benefit of
               ----------
Holdings, the Company and Executive and their respective successors, heirs, executors, administrators, and other legal representatives. Neither this Agreement nor any right or obligation hereunder may be sold, transferred, assigned, or pledged by Holdings, the Company or by the Executive without the prior written consent of the other parties hereto.

          12.  Interpretation and Severability.  In the event any provision of
               -------------------------------
this Agreement, or any portion thereof, is determined by any or court of competent jurisdiction to be unenforceable or void, the remaining provisions of this Agreement shall nevertheless be binding upon Holdings, the Company and Executive with the same effect as though the void provision or portion thereof had never been set forth therein.

          13.  No Conflict.  The Executive represents and warrants that the
               -----------
Executive is not subject to any agreement, order, judgment or decree of any kind which would prevent the Executive from entering into this Agreement.

          14.  Employment Relationship.  This Agreement shall not in any way
               -----------------------
affect the right and power of the Company to dismiss or otherwise terminate the employment or change the terms of the employment or amount of compensation of the Executive at any time for any reason with or without cause or in accordance with any applicable employment contract.

          15.  GOVERNING LAW.  THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED
               -------------
IN ACCORDANCE WITH THE SUBSTANTIVE LAWS OF THE STATE OF WISCONSIN, WITHOUT APPLICATION OF ITS CONFLICT OR CHOICE OF LAW PROVISIONS. THE COMPANY AND THE EXECUTIVE AGREE THAT THIS IS NOT AN ERISA PLAN OR PART OF AN ERISA PLAN.

          16.  No Setoff.  There shall be no right to setoff any amounts which
               ---------
are owed by the Company to the Executive hereunder with any amounts that are owed by the Executive to Holdings under that certain Promissory Note, dated as of the date hereof, issued by the Executive to Holdings.

          17.  Execution.  This Agreement may be executed in counterparts, each
               ---------
of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          18.  Headings.  The headings contained in this Agreement are for
               --------
reference purposes only, and shall not affect the meaning or interpretation of this Agreement.


                    *    *    *       *    *

          IN WITNESS WHEREOF, the parties hereto have caused this Deferred Compensation Agreement to be executed as of the date first written above.



                              ALLIANCE LAUNDRY HOLDINGS LLC

                              By:_______________________________________

                              Its:_______________________________________



                              ALLIANCE LAUNDRY SYSTEMS LLC

                              By:_______________________________________

                              Its:_______________________________________



                              __________________________________________
                              JEFFREY J. BROTHERS